Exhibit 99.1

S INVESTOR RELATIONS PRESENTATION Results through December 30, 2023 Mixed materials structural crate UFP Packaging Deckorators Surestone composite decking, ProWood Fencing UFP Retail Solutions Commercial wood truss UFP Construction

Please be aware that statements included in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward-looking statements are the following: Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. Non-GAAP Financial Information: This presentation includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Management uses Adjusted EBITDA and return on invested capital, non-GAAP financial measures, in order to evaluate historical and ongoing operations. Management believes that these non-GAAP financial measures are useful in order to enable investors to perform meaningful comparisons of historical and current performance. These non-GAAP financial measures are intended to supplement and should be read together with the financial results. These non-GAAP financial measures should not be considered an alternative or substitute for, and should not be considered superior to, the reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP financial measures. This presentation is the property of UFP Industries, Inc. Any redistribution, retransmission, or reprinting of this presentation in any form without the express written consent of UFP Industries is strictly prohibited. UFP INDUSTRIES, INC. 2

The operating segments of UFP Industries – UFP Packaging, UFP Construction and UFP Retail Solutions – manufacture and sell a wide variety of value-added products used in residential and commercial construction, outdoor living, packaging and other industrial applications worldwide. NO MISSION STATEMENT. JUST PEOPLE ON A MISSION. 3

15,800+ Employees worldwide 219 Facilities worldwide 1955 Founded in Grand Rapids, MI $7.2B 2023 Net Sales 41% 31% 25% 4% Based on 2023 Net Sales $2.9B Big box, independents, & buying co-ops $1.8B Industrial manufacturers, OEM’s, agricultural and logistics UFP AT A GLANCE $2.2B Single-, multi-family and factory-built housing, commercial, concrete formers $0.3B Overseas trading, manufacturing and design assets offering packaging solutions in nine countries $809.9M 2023 Adjusted EBITDA Business segments and markets

WHERE WE ARE 193 1 4 1 1 11 1 5 219 Locations 9 Countries 5 2

BUSINESS MODEL PROVIDES SUSTAINABLE COMPETITIVE ADVANTAGES 6 As North America’s largest buyer of softwood lumber, UFP owns scale advantage in sourcing and in serving the three largest softwood end markets – residential construction, retail building products and industrial packaging. While in its early stages, a strategic and growing focus on innovation has brought the company and its customers a steady stream of new products and services. Scale through Diversification Incentives Aligned With Shareholders Commitment To Innovation RESULT: • Hedge against cyclicality and customer concentration • Advantages in procurement and product mix diversification • Risk mitigation, including against lumber market volatility. RESULT: • Efficient capital allocation • High ROIC • Insiders and employees own ~12% of shares outstanding* RESULT: • Robust pipeline of new products, averaging 10% of sales since 2019 • New customers and markets • Higher EBITDA margins Teamwork, accountability, devotion to the customer and internal competition create a results-driven culture that drives personal and profession growth throughout the organization. RESULT: • 68 straight years of profitability • Average tenure of 22.3 years for our 65 most senior executives. Culture Each of our 219 operations is a profit center, managed by people who are required to own stock, and are compensated on a combination of pre-bonus operating profit and return on investment. In 2020 the company created a new operating structure based on management of market segments rather than geography, bringing greater focus. Structure RESULT: Improved performance from • Greater alignment with customers • Quicker introduction of new, value-added products • Better, more rapid decision making *Form 5 reports and employee compensation plan

SHORT-TERM FORWARD OUTLOOK RETAIL Market demand slightly up to slightly down based on forecasts of • Same-store sales growth of Big Box • Home remodeling activity PACKAGING Industrial production flat to slightly up based on metrics from • Purchasing Managers Index (PMI) • Durable goods manufacturing • U.S. real GDP CONSTRUCTION Housing starts and manufactured housing shipments slightly up to slightly down based on independent forecasts. CAPITAL ALLOCATION  A quarterly cash dividend of $0.33 per share, a 10% increase from the prior year.  On July 26, 2023, our board authorized the repurchase of up to $200 million worth of shares of outstanding stock through July 31, 2024.  Capital expenditures of $250-$300 million.  We continue to pursue a healthy pipeline of strategic acquisition opportunities. 7

Annual unit sales growth of 7-10% including small acquisitions Achieving and sustaining a 12.5% adjusted EBITDA margin Earn an incremental return on new investment greater than our hurdle rate Maintain a conservative capital structure LONG-TERM FINANCIAL GOALS 8

2013 31% 69% 36% 64% 40% 60% 37% 63% 32% 68% Value-added as a percent of sales .. VALUE ADDED SALES Commodity Value-added 2019 2020 2021 2022 2023 Improved mix raises EBITDA margins and contributes to long-term financial goals.

New Products INNOVATION AND NEW PRODUCTS 9.6% 10.5% 7.9% 9.7% 9.9% 2019 2020 2021 2022 2023 % of Net Sales 3.9% *New product sales that were excluded because they no longer meet our definition of new products, which are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing. Sunset Sales* 10 New products and processes raise EBITDA margins and contribute to long-term financial goals. 3.3%

• Create alternative product lines in close adjacencies to our current business • Address a shortage of skilled labor The company is making investments to Commitment to innovation moves the company steadily up the value chain. INNOVATION AND NEW PRODUCTS In 2022 we launched our Innovation Accelerator to: Bring new products and services to market faster Spur internal growth in new capabilities, products and processes Drive faster scale and synergy through rapid iteration In 2023 we started the UFP Venture Fund to: Spur external growth through late-stage development and early-stage commercialization opportunities Empower entrepreneurs to build businesses, services, and products that can transform our industry Commit an investment of $100 million over 5 years to meet our development goals UFP VENTURE FUND 11 • Develop value-added use of manufacturing residuals • Enhance our supply chains • Add automation across business segments to increase efficiencies

BUSINESS SEGMENTS Commodity 50% Value Added 50% Commodity 23% Value Added 77% Commodity 17% Value Added 83% ProWood Group $2.5 Billion Deckorators $309 Million UFP Edge $82 Million Structural Packaging $1.2 Billion PalletOne $531 Million Protective Packaging Solutions $82 Million Site Built $977 Million Factory Built $719 Million Commercial $265 Million Concrete Forming Solutions $200 Million $2.9B $1.8B $2.2B 2023 Net Sales 2023 Net Sales 2023 Net Sales 12 New products 11% of net sales New products 15% of net sales New products 5% of net sales

On-trend brands to all major building products retailers, backed by best-in-class in-store and e-commerce support *Sales mix is 72% to Big Box customers and 28% to one- and two-step distribution as of FY 2023. Premium siding, pattern, trim; interior accent wall products Innovator and manufacturer of composite decking, railing and accessories* Aluminum fence manufacturing and fabrication TREATED & DECK SPECALTIES Pressure-treated lumber, decking, handrail, stairs, balusters, lattice, accessories FENCE, LAWN & GARDEN Wood and vinyl fence, planters, garden beds, picnic tables BUILDING MATERIALS ProWood FR, project panels, short boards & dimensional, stakes, finger-joint studs, furring strips, more

Innovative packaging solutions and components backed by a global manufacturing footprint and the industry’s leading engineering, design, and integrated service teams Structural Packaging Wood, steel, foam and corrugated for mixed material crates and specialty containers; hard cases, lumber processing, logistics solutions and onsite packaging services PalletOne Machine-built pallets; design, engineering and testing Protective Packaging Corrugated conversion, stretch/shrink films, labels, strapping, hardware and software solutions for all industries

Floor, wall and roof panels, cabinet components, countertops and milled components for modular and manufactured homes; Components for RV/cargo trailer and mobile offices. Offsite prefabrication of value-add formwork, aluminum horizontal shoring and vertical forming solutions for use in infrastructure; elevated structural concrete construction projects. Roof trusses, wall panels, floor systems and framing services for residential and light commercial builders. Sales are approx. 70% single family, 30% multifamily. Turnkey project management of consumer environment and architectural interiors; design, development, engineering, manufacturing, assembly, distribution and installation. Single-source designer and manufacturer of building components, concrete forms, framing, exterior and interior finishing programs to make building processes run at maximum efficiency IDXCorporation.com questdisplays.com UFPConstruction.com Site-Built Factory-Built Commercial Concrete Forming

Drive operational excellence throughout the enterprise Cultivate a unique, rewarding culture throughout the UFP family of companies Provide significant opportunity for professional and personal growth Support communities in which we operate Supply exceptional products from sustainable sources Maintain inclusive, safe working environments Attract and retain diverse top-shelf talent Operate with a focus on energy efficiency and lean manufacturing Deliver Consistent, positive financial results to our shareholders We believe profitability, asset values and shareholder return are optimized by acting responsibly, and that our investors experience higher sustainable returns when we support our customers, employees and communities. Our views on ESG and maintaining a sustainable enterprise can be found here. SUSTAINABILITY CONTINUUM 16

FINANCIALS 17

OUR PERFORMANCE Net Earnings (ACI) ROIC Net Debt to Adjusted EBITDA 2019 2021 2020 Unit sales growth rate $ Sales in Millions Growth rate Strong track record of growth and performance improvement with emphasis on improving gross profit dollars per unit sold and ROIC. 2022 Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Net Sales Adjusted EBITDA Adjusted EBITDA Margin 18 2023 $4,416 $5,154 $8,636 $9,627 $7,218 $317 $431 $835 $1,097 $810 7.2% 8.4% 9.7% 11.4% 11.2% $180 $247 $536 $693 $514 14.9% 20.9% 31.9% 34.6% 22.2% 0.0 0.0 0.1 0.0 0.0 19% 36% 94% 31% 21% 37% 117% 29% (26)% 6% 6% 28% 2% (9)% (26)%

MANAGING LUMBER MARKET RISK Adjusted EBITDA Margin Lumber Market Volatility* 4.2% 34.5% 39.9% 39.9% 6.1% 7.2% 8.4% 9.7% 11.4% 11.2% 0% 10% 20% 30% 40% 50% 0% 10% 20% 30% 40% 50% 2019 2020 2021 2022 2023 Lumber Market Volatility Adjusted EBITDA Margin *Standard deviation of lumber prices divided by average weekly price. Balanced business model mitigates lumber price volatility and drives stable profit per unit. Level of lumber prices does not drive profitability Sequential trends impact profit per unit Balanced mix of variable and fixed-price products mitigate risk Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

NET SALES (in millions) $4,416 $5,154 $8,636 $9,627 $7,218 2019 2020 2021 2022 2023 UFP Consolidated $1,499 $2,167 $3,418 $3,651 $2,887 2019 2020 2021 2022 2023 UFP Retail Solutions $1,086 $1,072 $2,148 $2,395 $1,838 2019 2020 2021 2022 2023 UFP Packaging $1,637 $1,696 $2,698 $3,144 $2,161 2019 2020 2021 2022 2023 UFP Construction Organic Unit Sales Growth Total Unit Sales Growth Net Sales Long-Term Goal: Unit sales growth of 7% to 10%, including small acquisitions 4% (6)% 40% (2)% (6)% (2)% (8)% 5% (1)% (8)% 6% (6)% 17% 6% (13)% 6% (7)% 14% 4% (13)% 10% 25% 31% 0% (6)% 10% 24% (4)% (3)% (6)% 6% 6% 28% 2% (9)% 5% 5% 4% (1)% (10)%

$317 $431 $835 $1,097 $810 2019 2020 2021 2022 2023 UFP Consolidated $75 $170 $151 $180 $202 2019 2020 2021 2022 2023 UFP Retail Solutions $101 $100 $300 $376 $244 2019 2020 2021 2022 2023 UFP Packaging $96 $98 $283 $422 $272 2019 2020 2021 2022 2023 UFP Construction 5.0% 7.8% 4.4% 4.9% 7.0% 9.3% 9.3% 14.0% 15.7% 13.3% 5.9% 5.8% 10.5% 13.4% 12.6% ADJUSTED EBITDA (in millions) 7.2% 8.4% 9.7% 11.4% 11.2% Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. MARGIN DRIVERS New management structure Value-added mix improvements, including new branded products, solutions selling, and value-based pricing Operational improvements, transportation restructure, automation LONG-TERM GOAL 12.5% Adjusted EBITDA margin Adjusted EBITDA Margin Adjusted EBITDA

UFP Consolidated UFP Retail Solutions UFP Packaging UFP Construction ADJUSTED EBITDA GROWTH AND UNIT SALES 6% 6% 28% 2% (9)% 19% 36% 94% 31% (26)% -40% -20% 0% 20% 40% 60% 80% 100% 2019 2020 2021 2022 2023 4% (6)% 40% (1)% (6)% 34% (1)% 200% 25% -40% (35)% 0% 40% 80% 120% 160% 200% 2019 2020 2021 2022 2023 10% 25% 31% 0% (6)% 18% 127% (11)% 19% 12% -40% 0% 40% 80% 120% 160% 2019 2020 2021 2022 2023 6% (6)% 17% 6% (13)% 14% 2% 189% 49% (36)% -40% 0% 40% 80% 120% 160% 200% 2019 2020 2021 2022 2023 Percent Growth Percent Growth Percent Growth Percent Growth Long-Term Goal: Achieve Adjusted EBITDA growth exceeding unit sales growth Adjusted EBITDA Growth Unit Sales Growth Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

BALANCED USE OF FREE CASH FLOW Acquisitions to contribute half of our total annual unit sales growth CapEx plan of $250-300M in 2024 Opportunistic share repurchases and to offset issuances Increasing dividends in line with growth in earnings and free cash flow Return-focused approach to capital allocation $349 $336 $512 $832 $960 $25 $31 $40 $59 $68 $29 $96 $82 $85 $89 $151 $174 $180 $39 $65 $476 $180 $52 Acquisitions Capex Share Buyback Dividends OCF 2019 2020 2021 2022 Operating Cash Flow and Capital Allocation (in millions) 2023

RETURN ON INVESTED CAPITAL Hurdle Rate = 15% Percent 14.9% 20.9% 31.9% 34.6% 22.2% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2019 2020 2021 2022 2023 WACC = 10% Long-Term Goal: Earn an incremental return on new investment greater than our hurdle rate Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

CASH CYCLE Cash Cycle = Days Receivables Outstanding + Days Supply of Inventory – Days Payables Outstanding 65* 56* 64* 64* 63 0 10 20 30 40 50 60 70 80 2019 2020 2021 2022 2023 Days * Within the cash cycle, we’ve modified our calculation of days payables outstanding to be based on CGS and AP payable balances in our monthly financial statements. In prior periods, our calculation was based on invoice data. We’ve made this change to simplify the calculation and more easily integrate acquired operations into our financial metrics. The prior year metrics have been restated for the new method which reduced days payables and increased cash cycle by a range of 7 to 9 days from previously reported cash cycle figures. Strong working capital management

Process Identify attractive growth runways in each Business Unit under each Business Segment and identify gaps in our capabilities to pursue those runways. Find new products and services to speed our transformation from commodity sales to value-added selling solutions and brands. Purpose Achieve scale and synergy targets to optimize growth, margins and returns. Goal Scale, low-cost production, automation; increased customer wallet share. Driving Deckorators recycle content; scaling opportunity. Securing supply and margin expansion for growing Packaging business. 20 22 RECENT ACQUISITIONS

CAPITAL STRUCTURE Conservative capital structure ensures ample resources to pursue investment opportunities with the highest return potential. Net Debt to Total Capitalization vs Maximum Target Net Debt to Adjusted EBITDA vs Maximum Target 0.0% 0.0% 2.5% 0.0% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2019 2020 2021 2022 2023 - - 0.1 - - 0.0 0.5 1.0 1.5 2.0 2.5 2019 2020 2021 2022 2023 Max target Net Debt to Total Capital Net Debt to TTM Adjusted EBITDA Percent Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

STOCK PERFORMANCE Peers include MAS, BLDR, TREX, LPX, SSD, BCC, PATK, AMWD, WRK, SON, GEF, ROCK Stock prices are adjusted to account for dividend payouts. Source: FactSet as of 12/31/2023 closing prices 60.1% 32.3% 37.9% 22.4% 13.3% 66.5% 17.0% 24.9% 15.5% 9.9% 24.3% 8.3% 13.7% 10.0% 7.6% 13.8% 7.2% 10.1% 8.6% 6.6% 15.1% 0.9% 8.5% 5.7% 6.7% 0% 10% 20% 30% 40% 50% 60% 70% 1 Year 3 Year 5 Year 10 Year 20 Year Annual % Return Annualized Stock Return UFPI Peer Group Average SP500 DJIA R.2000 Long-term returns outperform peers and indices.

QUARTERLY RESULTS 29

NET SALES Q4 2023 (in millions) $1,914 $1,822 $2,044 $1,828 $1,524 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 UFP Consolidated $691 $750 $920 $711 $506 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 UFP Retail Solutions $522 $487 $488 $450 $413 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 UFP Packaging $605 $516 $550 $584 $511 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 UFP Construction (9)% (7)% (8)% (9)% (10)% (10)% (8)% (8)% (9)% (11)% (9)% (2)% 0% (7)% (11)% (18)% (2)% 0% (7)% (18)% 0% (2)% (7)% (9)% (11)% 2% (4)% (9)% (7)% (12)% (14)% (16)% (18)% (13)% (3)% (14)% (16)% (18)% (13)% (3)% Organic Unit Sales YOY Growth Total Unit Sales YOY Growth Net Sales

ADJUSTED EBITDA Q4 2023 (in millions) $213 $202 $234 $208 $166 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 UFP Consolidated $34 $49 $69 $54 $31 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 UFP Retail Solutions $89 $67 $69 $54 $53 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 UFP Packaging $84 $62 $69 $77 $65 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 UFP Construction 11.1% 11.1% 11.5% 11.4% 10.9% 5.0% 6.6% 7.5% 7.6% 6.1% 17.0% 13.7% 14.1% 11.9% 12.8% 13.9% 12.0% 12.5% 13.2% 12.8% Adjusted EBITDA Adjusted EBITDA Margin Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Margin levels reflect focus on value-added solutions..

2801 E. Beltline Ave. NE Grand Rapids, MI 49506 (800) 598-9663 - UFPI.com THANK YOU 32